July 31, 2013

Second Quarter 2013 Review

Peter S. Kraus
Chairman & Chief Executive Officer

John C. Weisenseel
Chief Financial Officer

AllianceBernstein

Cautions Regarding Forward-Looking Statements

Certain statements provided by management in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately-managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and current and proposed government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed. AllianceBernstein cautions readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; AllianceBernstein undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see "Risk Factors" and "Cautions Regarding Forward-Looking Statements" in AllianceBernstein's Form 10-K for the year ended December 31, 2012 and subsequent Forms 10-Q. Any or all of the forward-looking statements made in this presentation, Form 10-K, Form 10-Qs, other documents AllianceBernstein files with or furnishes to the SEC, and any other public statements issued by AllianceBernstein, may turn out to be wrong. It is important to remember that other factors besides those listed in "Risk Factors" and "Cautions Regarding Forward-Looking Statements," and those listed below, could also adversely affect AllianceBernstein's financial condition, results of operations and business prospects.

The forward-looking statements referred to in the preceding paragraph include statements regarding:

- ***The pipeline of new institutional mandates not yet funded:*** Before they are funded, institutional mandates do not represent legally binding commitments to fund and, accordingly, the possibility exists that not all mandates will be funded in the amounts and at the times currently anticipated, or that mandates ultimately will not be funded.

- ***The possibility that AllianceBernstein will engage in open market purchases of Holding Units to help fund anticipated obligations under our incentive compensation award program:*** The number of Holding Units AllianceBernstein may decide to buy in future periods, if any, to help fund incentive compensation awards is dependent upon various factors, some of which are beyond our control, including the fluctuation in the price of a Holding Unit and the availability of cash to make these purchases.

- ***Our continued confidence that our firm is providing clients with attractive solutions to meet their strategic investment objectives, and that we're on the right long-term path to success:*** Looking to the second half of 2013, we're focused on how investor concerns about rising interest rates and slowing growth in China and the developing world may adversely affect the bond and equity markets, and the impact that would have on our business. Also, more generally, changes and volatility in political, economic, capital market or industry conditions can result in changes in demand for our products and services or impact the value of our assets under management, all of which may adversely affect our results of operations. The actual performance of the capital markets and other factors beyond our control will affect our investment success for clients and asset flows. Furthermore, improved flows depend on a number of factors, including our ability to deliver consistent, competitive investment performance, which cannot be assured, conditions of financial markets, consultant recommendations, and changes in our clients' investment preferences, risk tolerances and liquidity needs.

- ***Our anticipation that cumulative write-offs relating to our global real estate consolidation program targeting approximately 510,000 square feet of office space will remain in our previously announced range of $225 million to $250 million:*** Any charges we record are based on our current assumptions regarding sublease marketing periods, costs to prepare the properties to market, market rental rates, broker commissions and subtenant allowances/incentives, all of which are factors largely beyond our control. If our assumptions prove to be incorrect, we may be forced to record additional charges beyond our previously announced range of $225 million to $250 million.

Peter S. Kraus

Chairman & Chief Executive Officer

Firmwide Overview: Second Quarter 2013

In US $ Billions



Gross Sales
$23.3
$23.7
2Q13
1Q13
$23.3
$18.3
2Q13
2Q12
Net Flows
$0.2
$2.6
2Q13
1Q13
$0.2
$(2.8)
2Q13
2Q12
End of Period AUM
$434.6
$443.2
2Q13
1Q13
$434.6
$407.3
2Q13
2Q12
Average AUM
$445.9
$436.7
2Q13
1Q13
$445.9
$411.1
2Q13
2Q12

Asset Flows by Distribution Channel: Quarterly Trend

In US $ Billions


Gross Sales
Gross Redemptions
Net Flows
5.6
11.9
3.5
0.8
(3.7)
(2.6)
(3.4)
(9.3)
(8.4)
5.2
15.2
5.0
1.0
(1.7)
(7.7)
(2.7)
(12.9)
(10.2)
6.7
2.9
16.4
5.3
1.0
(3.2)
(3.8)
(4.2)
(11.1)
7.3
3.3
14.6
0.2
1.8
(0.9)
(4.0)
(2.7)
(14.4)
7.7
4.7
14.4
1.2
(1.3)
(3.0)
(3.2)
(2.5)
(17.6)
Inst. Ret. P.C.
2Q 12
Inst. Ret. P.C.
3Q 12
Inst. Ret. P.C.
4Q 12
Inst. Ret. P.C.
1Q 13
Inst. Ret. P.C.
2Q 13

Total	2Q 12	3Q 12	4Q 12	1Q 13	2Q 13
Gross Sales	$18.3	$21.4	$24.1	$23.7	$23.3
Gross Redemptions	$(21.1)	$(25.8)	$(19.1)	$(21.1)	$(23.1)
Net Flows	$(2.8)	$(4.4)	$5.0	$2.6	$0.2

Institutional Highlights

Third Consecutive Net Flow Positive Quarter



$B
5.6
(3.7)
(9.3)
5.2
(7.7)
(12.9)
6.7
2.9
(3.8)
7.3
3.3
(4.0)
7.7
4.7
(3.0)
2Q12
3Q12
4Q12
1Q13
2Q13
Gross Sales
Gross Redemptions
PPIP(1)
Net Flows

Pipeline* Fundings and Pass Through Exceeded Additions



$B
7.8
End 1Q13
(6.1)
Funded / Adjustments
3.1
Additions
4.8
End 2Q13
2.7
Pass Through
Adjustments

Diverse Pipeline* by Service and Region



By Service
Index
11%
Fixed Income
38%
Equity
23%
28%
Alts / Other
By Region
North America
16%
33%
Asia
51%
EMEA

2Q13 Additions** Across Asset Classes

Equity	
Select US Equity Long Only	$800M
Global Equity Passive	$500M
Alts / Other	
Commercial Real Estate Debt	$750M
Emerging Markets Multi Asset	$155M
US Select Equity Long/Short	$100M
Fixed Income	
Global Credit	$400M
US Investment Grade	$250M

(1)Liquidation completed of the Public Private Investment Program (PPIP) fund, which accounted for $1.8B in Institutional outflows in 3Q12.
*Assets awarded and pending funding as of June 30, 2013. **Represents significant pipeline activity; not comprehensive.

Fixed Income: Recent Interest Rate Volatility Took Many by Surprise

US Treasury 10-Year Yields Spiked in June...


%
16
12
8
4
0
55
67
79
91
03
13

...And Investors Fled Fixed Income


$B
Total US Retail Monthly Bond Fund Flows
60
30
0
(30)
(60)
07
08
09
10
11
12
13

As of June 30, 2013
Source: Barclays, Bloomberg, Haver and ICI

Change in Yields – Global Bond Markets

%, Change in ppts

	May 9, 2013	June 30, 2013	Change
US 10-Year Treasury Yield	1.8	2.5	0.7
German 10-Year Bund Yield	1.3	1.7	0.4
Japanese 10-Year Government Bond Yield	0.6	0.9	0.3
High-Yield Yield to Worst	5.0	6.7	1.7
Emerging Markets Hard Currency Sovereign Yield	4.6	6.0	1.4
Emerging Markets Local Currency Yield	5.2	6.6	1.4

Fixed Income Investment Performance

	Relative Performance Through 6/30/13 (%)				
US:	2Q13	1H13	1 Year	3 Year	5 Year
Strategic Core Plus	(0.4)	(0.1)	1.2	1.1	1.3
Core Fixed Income	(0.2)	(0.0)	1.0	0.7	0.9
High Yield	0.9	1.1	2.4	0.6	1.3
Diversified Yield Plus	(1.5)	(0.3)	4.6	3.8	3.0
US Income	(1.0)	0.1	4.2	3.8	3.5
Insurance – US Bond	0.0	0.4	1.3	0.5	0.7
TIPS – Plus	(0.5)	(0.2)	1.7	1.6	2.0
Unconstrained Bond	(1.6)	(1.1)	1.8	N/A	N/A
Global:					
Global High Income	2.8	5.4	6.6	2.9	3.1
Global Fixed Income	(0.7)	(0.5)	0.3	2.5	2.0
Global Plus	(0.4)	(0.2)	0.3	1.0	0.4
Global Aggregate	(0.2)	0.0	0.5	1.1	1.2
Non-US Regional:					
Canada Core Plus	(0.7)	(0.6)	0.3	1.1	0.9
UK Core Plus	0.1	0.3	1.5	1.3	1.2
Euro Income	(0.2)	(0.0)	2.9	2.0	0.4
Euro High Yield	(0.3)	(0.2)	1.8	1.6	N/A
Emerging Markets Debt	(0.2)	0.1	1.2	0.9	1.8

Benchmarks: Strategic Core Plus, Core Fixed Income, High Yield, US Income – Barclays Capital US Aggregate; Diversified Yield Plus – Sterling 3 Month LIBOR; Insurance US Bond – Insurance Custom Index; TIPS Plus – Barclays Capital US Treas. Inflation Notes; Unconstrained Bond – BofA Merrill Lynch US Treasuries (3M); Global High Income - 33% Barclays High Yield, 33% JPM EMBI Global and 33% JPM GBI-EM; Global Fixed Income – Citigroup WGBI; Global Plus, Global Aggregate – Barclays Capital Global Aggregate; Canada Core Plus – DEX Canadian Bond Overall Index; UK Core Plus - Barclays Sterling Aggregate (1/1/08-10/31/11) and BofA Merrill Sterling Non Gilts All Stocks (11/1/11-3/31/13); Euro Income – 65% BC Euro Agg/35% BC Pan-Euro HY 2% Constrain; Euro High Yield – Barclays Capital EURO HY 2% Cap; Emerging Markets Debt - JPM EMBI Global. Preliminary performance as of 6/30/13; annualized and gross of fees.

Fixed Income: Well-Positioned for the Long-Term

Bond Index Betas vs. US Treasuries*



January 1994 – March 2013
0.80
0.74
0.57
0.47
0.44
(0.25)
Barclays US Credit
Barclays Aggr. Bond
Barclays Global Aggr. Hedged
JPM EMBI Global Diversified
Barclays Muni 5 Year
Barclays HY Credit Bond



April – June 2013
2.85
1.78
1.24
1.13
1.04
0.56
JPM EMBI Global Diversified
Barclays US Credit
Barclays HY Credit Bond
Barclays Aggr. Bond
Barclays Global Aggr. Hedged
Barclays Muni 5 Year

A Diverse, Global and Credit-Focused Platform



Total Fixed Income AUM: $258 Billion
Liquid Markets 2%
Passive 3%
Other 2%
Non-US Regional 4%
Private Placements 4%
US Multi-sector 5%
Municipals 12%
Global Strategies 33%
High Income
Insurance Clients
EM Debt 5%
Credit 30%

*Bond Index Betas calculated using monthly returns. US Treasuries represented by Barclays Capital US Treasury Index (weighted index of all US treasuries). As of June 30, 2013.

Equities Investment Performance

	Relative Performance Through 6/30/13 (%)				
US:	2Q13	1H13	1 Year	3 Year	5 Year
US Small Cap Value	1.5	4.7	7.4	4.4	5.1
US SMID Cap Value	1.5	2.8	4.7	0.3	1.3
US Strategic Value	2.8	4.5	5.1	(2.5)	(3.0)
US Small Cap Growth	1.8	(0.2)	(2.2)	5.9	3.7
US SMID Cap Growth	0.0	(0.5)	(1.6)	5.3	4.2
US Large Cap Growth	(0.5)	(0.7)	1.3	(1.6)	(1.8)
Select US Equity	0.9	1.5	3.3	3.3	3.5
Global / International:					
Global Value	2.2	3.3	5.8	(3.1)	(4.5)
Global Growth Trends	(0.7)	(2.3)	(3.8)	(2.8)	(5.1)
Global Active Low Vol	3.1	1.6	2.4	N/A	N/A
Global REIT	(1.3)	1.3	3.8	1.1	1.5
International Value	1.6	0.7	(0.2)	(3.0)	(4.1)
International Discovery	0.7	4.1	7.5	5.1	N/A
Emerging Markets Value	(3.4)	(5.3)	(6.0)	(3.7)	(2.6)
Emerging Markets Growth	1.9	3.2	5.3	0.2	(1.6)
Non-US Regional:					
Australian Value	(2.5)	(0.3)	4.3	(1.0)	1.0
Japan Strategic Value	0.4	0.7	(0.5)	(0.3)	(0.2)
Asia ex Japan Value	(3.3)	(4.4)	(3.6)	(1.9)	1.8

Benchmarks: US Small Cap Value – Russell 2000 Value; US SMID Cap Value – Russell 2500 Value; US Strategic Value – Russell 1000 Value; US Small Cap Growth – Russell 2000 Growth; US SMID Cap Growth – Russell 2500 Growth; US Large Cap Growth – Russell 1000 Growth; Select US Equity – S&P 500; Global Value, Global Growth Trends – MSCI World; Global Active Low Vol – MSCI World Minimum Volatility; Global REIT – FTSE EPRA/NAREIT Developed Real Estate; International Value – MSCI EAFE; International Discovery – MSCI ACWI SMID ex-US; Emerging Markets Value, Emerging Markets Growth – MSCI EM; Australian Value – S&P ASX 300; Japan Strategic Value – TOPIX; Asia ex Japan Value – MSCI AC Asia ex Japan. Preliminary performance as of 6/30/13; annualized and gross of fees.

Equities: Better Environment for Stock-Picking and Deep Value

The Crowded Trade in "Safe" Stocks Began to Reverse as Investors Look Beyond the Near-Term

Correlation of High Dividend Yield Stocks[1] to Treasuries


Percent
75
50
25
0
(25)
(50)
(75)
64
70
76
82
88
94
00
06
12

Leading Sectors[2] Became Laggards


28.8
(5.6)
23.6
(2.5)
21.3
(8.0)
21.1
(8.2)
17.0
1.0
Telcom Services
Consumer Staples
REITs
Utilities
S&P 500
12 Months Ending April '13
May - June '13

Fundamentals are Beginning to Matter Again and We Believe We're in the Early Stages of a Deep Value Rebound

Average Pairwise Correlation of Stock Returns[3]
MSCI World Universe July 1988 – June 2013


Percent
60
50
40
30
20
10
0
88
93
98
03
08
13

The Value Opportunity Remains Significant
Highest vs. Lowest P/B Spread[4]


Ratio (x)
10
8
6
4
65
73
81
89
97
05
13
Peak (May '12): 8.8x
Typical Trough: 4.7x
Today: 8.3x
Tech Bubble (Truncated)
13%
87%

(1)Correlations of highest quintile by dividend yield of all US large-cap stocks and total returns of US Treasury bonds. Trailing two-year data; capitalization-weighted stock returns. (2)Telecom, consumer staples and utilities – S&P 500 GICS sectors; REITs – FTSE NAREIT Equity REIT Index. (3)Equally weighted average of pairwise correlations of MSCI World Universe based on six months of daily returns from July 1988-June 2013. (4)The difference between the highest and lowest quintiles of stocks in the Bernstein global large-cap universe based on price/book value.
As of June 30, 2013. Source: Bloomberg, Center for Research in Security Prices (CRSP), Chicago Board Options Exchange, FactSet, MSCI and S&P.

Retail Highlights

2Q13 Sales Still Strong, But Net Flows Turned Negative



$B
11.9
15.2
16.4
14.6
14.4
3.5
5.0
5.3
0.2
(3.2)
(8.4)
(10.2)
(11.1)
(14.4)
(17.6)
2Q12
3Q12
4Q12
1Q13
2Q13
Gross Sales
Gross Redemptions
Net Flows

Sharp June Pullback Drove 2Q13 Decline



Gross Sales and Redemptions – Sequential % Change
8
22
20
14
57
(50)
April / March
May / April
June / May
Gross Sales
Gross Redemptions

Strong First Half Gross Sales



Gross Sales % Change – 1H13 / 1H12
122
103
13
10
(34)
17
EMEA
Latin America
Asia ex Japan
US
Japan
Total

2Q13 Milestones

- Robust First Half Gross Sales
  - $29B in gross sales through June
    - Best 1H gross sales since 2000 – up +17% y/y
- Asset Gathering Momentum for New Offerings
  - Select Equity Long Only and L/S have raised $4B+ in AUM
  - Record-breaking EM Corp. Debt Fund local launch in Taiwan
    - Raised ~$500M in AUM in five days
  - Fixed Income SMA platform exceeded $1B in AUM
- RMB Income hit 2-yr anniversary in May with $925M in assets raised

Private Client Highlights

Greater Stability in Our Private Client Business



$B
0.8
1.0
1.0
1.8
1.2
(2.6)
(1.7)
(3.2)
(0.9)
(1.3)
(3.4)
(2.7)
(4.2)
(2.7)
(2.5)
2Q12
3Q12
4Q12
1Q13
2Q13
Gross Sales
Gross Redemptions
Net Flows

- Lowest 2Q net outflows (includes April tax effect) since 2010
  - New business pipeline the most robust in years
- Remarkable stability in FA base
  - No principal departures YTD
- First client survey since 2009 showed improved sentiment
  - Nearly 50% of respondents were "Promoters" – voted 9/10 on a 0-10 scale on "likely to refer Bernstein"
  - Bernstein "Net Promoter Score"(1) more than doubled vs. '09 survey
  - Results show clear advantage for Bernstein vs. peers in service, disciplined investment management approach and financial planning

Newer Offerings Have Been Additive to Performance

DAA Has Lowered Volatility Across Portfolios Since Inception*

Client Portfolio	Return Impact	Volatility Impact
30 / 70	0.1%	(7)%
60 / 40	0.0%	(9)%
80 / 20	(0.1)%	(11)%

Strategic Equities: 4 of 5 Components Have Outperformed YTD



% Total Return, Net of Fees
8.5
13.8
14.5
14.7
15.0
16.1
22.1
Growth
S&P 500
Low Volatility
Strategic Equities
Select Equity
SMID
Value

Fund-of-Hedge-Funds RIC Outperformance**



RIC
HFRI FoF Composite
0.7%
(0.0%)
6.1%
3.3%
2Q13
YTD

(1)"Net Promoter Score" is the net result of Promoters (likely to refer Bernstein) minus Detractors (not likely to refer Bernstein). *Inception date April 1, 2010, returns annualized. **Performance is net of fees and expenses.

All figures as of June 30, 2013. Source: AllianceBernstein, HFRI

Bernstein Research Services Highlights

Bernstein Revenues Improved...



$M
% Change
2Q13 / 2Q12: +12%
2Q13 / 1Q13: +5%
103
110
115
2Q12
1Q13
2Q13

...As Global Trading Volumes* Stabilized



% Change
(4)
6
(4)
6
99
27
US
Europe
Asia
2Q13 / 2Q12
2Q13 / 1Q13

Growing Global Profile and Presence

- **US**
  - Successful 29th Annual Strategic Decisions Conference
    - ~1,700 clients attended, up 5% y/y
    - Double-digit increases in companies hosted, company meetings, clients in meetings and keynote attendance
  - In annual independent survey of US PMs, held #1 rankings for service, research quality, trust, knowledge and creative ideas / themes; advanced five places to #4 in global perspective
  - Recently opened Boston office
- **Europe**
  - Strong showing in Thomson Reuters Extel Survey
    - Four analysts ranked #1 individually in five sectors
    - Food and Household Products analyst ranked #1 in Europe for 7th consecutive year
  - In annual independent survey of European PMs, held #1 rankings for service, knowledge, trust and creative ideas / themes and #2 ranking for global perspective
  - Recently opened Frankfurt office
- **Asia**
  - Asian Insurance analyst launched coverage in 2Q13
  - Added talent in electronic trading

*US: NYSE and Nasdaq shares traded; Europe: Value traded (Source: FESE - Federation of European Stock Exchanges); Asia: Combined value traded for Hong Kong and Japan (Source: Bloomberg)

Progress on Our Strategy in 2Q13

Firmwide Initiative	Progress

Improve investment performance and deliver for clients	■ Continued Fixed Income outperformance: 87% of AUM in services outperforming for 1-year, 86% for 3-years and 92% for 5-years
	■ Building better track records in Equities
	  ■ Global and US Strategic Value outperformed by more than 500 bps for 1-year
	  ■ Small and SMID Cap Value and Select US Equity are top performers across time periods

Diversify our business across channels, investment services and geographies	■ First half annualized RFP activity on pace with strong 2012
	  ■ Notable strength in Select US Equity, Global Bond, DC, and Fund-of-Hedge-Funds
	■ Strong first half International sales growth in both Institutional and Retail
	  ■ Institutional Japan and EMEA gross sales up by triple-digits versus 1H12
	  ■ First half Retail gross sales up by triple-digits in EMEA and Latin America; double-digit increase in Asia ex-Japan
	■ Asia sell-side revenues up more than +130% y/y in 2Q13 and up nearly +25% q/q

Develop innovative new products and services to meet clients' evolving needs	■ Successful commercial real estate debt fund launch raised $750M
	■ Sales of new Retail offerings up +33% sequentially – 26% of total 2Q13 sales vs.19% in 1Q13
	  ■ Record-breaking EM Corp. Debt Fund launch in Taiwan raised ~$500M in AUM in 5 days
	  ■ RMB Income marked 2-year anniversary in May with $925M in assets raised to date
	■ In Private Client, DAA, Strategic Equities and RIC delivering performance and innovation

Achieve greater operating leverage and better financial results	■ Focused on expense management and margin
	  ■ Sequential net revenue growth outpaced business activity-driven increase in expenses
	  ■ 2Q adjusted operating margin of 22.2% highest since 1Q10; up 6.1 ppts y/y

John C. Weisenseel

Chief Financial Officer

Financial Highlights: Second Quarter 2013

In US $ Millions



Adjusted Revenues
$598
2Q13
$577
1Q13
$598
2Q13
$546
2Q12
Adjusted Expenses
$465
2Q13
$451
1Q13
$465
2Q13
$458
2Q12
Adjusted Operating Margin
22.2%
2Q13
21.9%
1Q13
22.2%
2Q13
16.1%
2Q12
Adjusted EPU
41¢
2Q13
38¢
1Q13
41¢
2Q13
24¢
2Q12

Please refer to pages 38-40 for additional information on the reconciliation of GAAP financial results to adjusted financial results

Second Quarter 2013 GAAP to Adjusted Reconciliation

In US dollar millions

	GAAP	Adjustments: Distribution-Related Payments	Pass Through Expenses	Long-Term Inc. Compensation MTM	Venture Capital Fund	Real Estate Charges	Adjusted (Non-GAAP)
Net Revenues	$ 734	$ (122)	$ (7)	$ (1)	$ (6)	$ -	$ 598
Operating Expenses	597	(122)	(7)	(1)	-	(2)	465
Operating Income	**$ 137**	**$ -**	**$ -**	**$ -**	**$ (6)**	**$ 2**	**$ 133**
Operating Margin	**17.7%**						**22.2%**
Holding EPU	**$ 0.40**						**$ 0.41**

- Distribution-Related Payments, including the amortization of deferred sales commissions, typically represent the largest adjustment made to both GAAP net revenues and operating expenses
- Pass Through Expenses are incurred primarily through our transfer agency and are reimbursed and recorded as fees in GAAP revenues. We also exclude sub-advisory payments to third parties against advisory fees earned.
- Long-term incentive compensation mark-to-market (MTM) gains and losses, and dividends and interest associated with employee long-term incentive compensation-related investments are excluded from net revenues and operating expense
- Venture Capital Fund revaluation gains and losses relating to the 90% non-controlling interest are excluded from net revenues
- Real Estate charge recorded in 2Q is related to true-ups of previous write-offs; no new write-offs in 2Q13

Please refer to pages 38-40 for additional information on the reconciliation of GAAP financial results to adjusted financial results

Second Quarter 2013 Adjusted Income Statement

- Adjusted Operating Income increased 6% sequentially and 51% versus the prior year quarter
- Margin improvement versus both prior periods resulted from revenue growth outpacing expense growth
- Adjusted EPU and distribution of 41 cents for 2Q13

In US dollar millions (except EPU)	2Q 2013	1Q 2013	% Δ	2Q 2012	% Δ
Adjusted Net Revenues	$ 598	$ 577	4%	$ 546	10%
Adjusted Operating Expenses	465	451	3%	458	2%
Adjusted Operating Income	133	126	6%	88	51%
Adjusted Operating Margin	22.2%	21.9%		16.1%	
AB Holding Adjusted Diluted Net Income Per Unit	**$0.41**	**$0.38**	**8%**	**$0.24**	**71%**
AB Holding Distribution Per Unit	**$0.41**	**$0.38**	**8%**	**$0.21**	**95%**

Please refer to pages 38-40 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded in millions

Second Quarter 2013 Adjusted Revenues

- Base Fees sequential increase is due primarily to increases in Retail & Private Client; the 9% increase versus the prior year quarter is due primarily to increased Retail average AUM
- Bernstein Research Services revenues improved 5% sequentially due to an increase in trading volumes across all regions, while the 12% increase versus the prior year quarter is due to an increase in client activity in Asia and Europe

Adjusted Revenues (in US dollar millions)	**2Q 2013**	**1Q 2013**	**% Δ**	**2Q 2012**	**% Δ**
Base Fees	$ 454	$ 440	3%	$ 418	9%
Performance Fees	5	4	25%	4	25%
Bernstein Research Services	115	110	5%	103	12%
Net Distribution	(1)	(2)	(50%)	1	n/m
Investment Gains (Losses)	1	2	(50%)	(2)	n/m
Other Revenues	25	24	4%	23	9%
Total Revenues	**599**	**578**	**4%**	**547**	**10%**
Less: Interest Expense	1	1	0%	1	0%
Adjusted Net Revenues	**$ 598**	**$ 577**	**4%**	**$ 546**	**10%**

Please refer to pages 38-40 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded in millions

Second Quarter 2013 Adjusted Operating Expenses

- Compensation Ratio was 50.0% for all periods
- Total Compensation & Benefits increased 3% sequentially and 9% versus the prior year quarter in line with increased adjusted revenues
- Promotion & Servicing expenses increased 11% sequentially due primarily to higher T&E and marketing costs. The 9% increase versus 2Q12 is due to higher T&E, trade execution, and marketing expenses
- G&A expenses are down 1% sequentially. The 19% decline versus 2Q12 is due primarily to occupancy savings and a decline in Professional Fees.

Adjusted Operating Expenses (in US dollar millions)	2Q 2013	1Q 2013	% Δ	2Q 2012	% Δ
Compensation & Benefits					
Base Compensation	$ 99	$ 97	2%	$ 99	0%
Incentive Compensation	125	116	8%	105	19%
Commissions, Fringes & Other	81	82	(1%)	75	8%
Total Compensation & Benefits	**305**	**295**	**3%**	**279**	**9%**
Promotion & Servicing	49	44	11%	45	9%
General & Administrative	104	105	(1%)	128	(19%)
Other	7	7	0%	6	17%
Total Adjusted Operating Expenses	**$ 465**	**$ 451**	**3%**	**$ 458**	**2%**

Please refer to pages 38-40 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded in millions

Second Quarter 2013 Adjusted Operating Results

- Adjusted Operating Income improved by 6% sequentially and 51% versus 2Q12 on improved revenues
- Adjusted Margin increased to 22.2%, from 21.9% in 1Q13 and 16.1% in 2Q12

In US dollar millions (except EPU)	2Q 2013	1Q 2013	% Δ	2Q 2012	% Δ
Adjusted Operating Income	$ 133	$ 126	6%	$ 88	51%
Adjusted Operating Margin	22.2%	21.9%		16.1%	
AB Holding Adjusted Diluted Net Income Per Unit	$ 0.41	$ 0.38	8%	$ 0.24	71%

Please refer to pages 38-40 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded in millions

Q & A

APPENDIX

Institutional Equity: Relative Performance

Institutional Equity Composites vs. Benchmarks

Service	2Q 2013	Periods Ended June 30, 2013 One Year	Three Years	Five Years	Ten Years	Benchmark
Value						
Emerging Markets Value	(3.6)	(7.1)	(4.9)	(3.7)	(1.1)	MSCI EM
Global Value	2.0	4.8	(4.0)	(5.3)	(2.2)	MSCI World
International Value	1.4	(1.1)	(3.9)	(4.8)	(2.0)	MSCI EAFE
US Small & Mid Cap Value	1.2	3.5	(0.8)	0.3	0.8	Russell 2500 Value
US Strategic Value	2.6	3.9	(3.6)	(3.9)	(2.7)	Russell 1000 Value
Growth						
US Small Cap Growth	1.5	(3.4)	4.6	2.6	1.8	Russell 2000 Growth
US Large Cap Growth	(0.7)	0.4	(2.5)	(2.6)	(1.2)	Russell 1000 Growth
Blend / Other						
Select US Equity	0.7	2.1	1.7	2.0	N/A	S&P 500
International Style Blend - Developed	1.2	(0.6)	(2.9)	(4.7)	N/A	MSCI EAFE - NDR

Performance is preliminary and as of June 30, 2013.
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Institutional Fixed Income: Relative Performance

Institutional Fixed Income Composites vs. Benchmarks*

		Periods Ended June 30, 2013				
Service	**2Q 2013**	**One Year**	**Three Years**	**Five Years**	**Ten Years**	**Benchmark**
Global High Income	2.7	6.4	2.6	2.6	1.5	33% Barclays High Yield, 33% JPM EMBI Global and 33% JPM GBI-EM
Global Fixed Income	(0.8)	(0.0)	2.2	1.7	1.2	Citigroup WGBI - Unhedged
Strategic Core Plus	(0.4)	1.0	0.9	1.1	0.8	Barclays Capital US Aggregate Index
Emerging Market Debt	(0.3)	0.8	0.4	1.4	1.2	JPM EMBI Global
Global Plus	(0.5)	0.1	0.8	0.1	0.4	Barclays Capital Global Aggregate Index

Performance is preliminary and as of June 30, 2013.
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
*The benchmarks listed are the current benchmarks for the investment service—certain benchmarks have evolved over time and therefore are time blended.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Retail Equity: Relative Performance

Retail Mutual Funds vs. Lipper Averages

Service	2Q 2013	Periods Ended June 30, 2013 One Year	Three Years	Five Years	Ten Years	Lipper Average
Value						
International Value	0.1	0.9	(2.1)	(4.6)	(2.4)	International Large Cap Value
Growth & Income	2.6	3.2	4.6	1.3	(0.6)	Multi-Cap Core
Discovery Value	(0.2)	4.0	0.7	0.5	0.8	Small Cap Value
U.S. Value	1.2	3.2	(0.3)	(1.6)	(2.0)	Large Cap Value
Global Value	0.0	3.4	(1.7)	(7.3)	(3.0)	Global Multi-Cap Value
Growth						
Global Thematic Growth	(0.5)	(3.9)	(6.6)	(1.0)	(2.3)	Global Multi-Cap Growth
International Growth	(1.9)	(2.7)	(1.9)	(3.2)	0.3	International Multi-Cap Growth
Large Cap Growth(1)	(0.4)	4.0	1.3	3.8	1.4	Large Cap Growth
Emerging Markets	0.5	0.3	(0.3)	(2.0)	(1.6)	Equity Emerging Mkts Global
Growth(1)	(0.5)	(1.6)	(0.2)	(0.3)	(0.3)	Large Cap Growth
Discovery Growth	0.8	1.9	6.8	5.4	1.5	Mid Cap Growth

(1)Performance figures other than 2Q13, One Year and Three Year positively affected by class action settlement proceeds.
As of June 30, 2013. Fund returns are based on Class A shares. All fees and expenses related to the operation of the Fund have been deducted, but returns do not reflect sales charges.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Retail Fixed Income: Relative Performance

Retail Fixed Income Funds vs. Lipper Averages

		Periods Ended June 30, 2013				
Service	**2Q 2013**	**One Year**	**Three Years**	**Five Years**	**Ten Years**	**Lipper Average**
Global High Yield Portfolio	(1.1)	(0.7)	(0.7)	3.0	1.7	Bond Global High Yield
American Income Portfolio	(1.2)	1.9	2.7	2.8	2.5	Bond USD
Global Bond	0.5	1.1	0.0	1.3	1.6	Global Income
High Income	(0.0)	2.8	1.4	3.0	3.2	High Yield

As of June 30, 2013. Fund returns are based on Class A shares. All fees and expenses related to the operation of the Fund have been deducted, but returns do not reflect sales charges.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Private Client: Absolute Performance

Service	2Q 2013	Periods Ended June 30, 2013 One Year	Three Years	Five Years	Ten Years
Fully Diversified Simulation*	0.3	10.7	7.8	2.0	4.9
S&P 500	2.9	20.6	18.5	7.0	7.3
MSCI World Index - Net	0.6	18.6	13.7	2.7	7.2
Lipper Short/Int Blended Muni Fund Avg	(2.1)	(0.0)	2.7	3.4	2.8

Performance is preliminary and as of June 30, 2013.
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
*The Fully Diversified 60% stocks/40% bonds (simulation) is meant to be illustrative of the value generated by the "total solution" approach AllianceBernstein encourages for most clients: a diversified allocation across investment portfolios of varying types aimed at optimizing return and volatility over time. The Bernstein Fully Diversified Portfolio is composed of specific proportions of each of the products that follow, which were included in the simulation as of the following dates: Strategic Value—January 1, 1983 (Strategic Value was removed from the simulation on June 30, 2012); Strategic Growth—January 1, 1983 (ACM Large Cap Growth used as a proxy for Strategic Growth through December 31, 2000; Strategic Growth used thereafter until it was removed from the simulation on June 30, 2012); Strategic Equities- July 1, 2012; Intermediate Municipal Bond Composite—January 1, 1983 through March 31, 2010; Intermediate Diversified Municipal Fund – April 1, 2010; Bernstein Tax-Managed International Fund—July 1, 1992; Emerging Markets Fund—January 1, 1996; AllianceBernstein Institutional REIT Fund—July 1, 2001 (The AllianceBernstein Institutional REIT Fund was removed from the simulation on December 31, 2008); DAA Overlay— April 1, 2010; Alliance Bernstein Multi Manager Alternative Fund—October 1, 2012. The portfolio was rebalanced quarterly through December 31, 2005; monthly thereafter. Simulated performance results have certain inherent limitations. The results may not reflect the impact that certain material economic and market factors might have had on actual decision making if they were reflective of a managed account. No representation is being made that any account will, or is likely to, achieve profits or losses similar to those described herein.

Assets Under Management – 2Q13

($ billions)

	At June 30, 2013				At Mar 31, 2013
	Institutions	Retail	Private Client	Total	Total
Equity					
Actively Managed	$ 30	$ 35	$ 31	$ 96	$ 99
Passive	20	24	1	45	44
Total Equity	50	59	32	141	143
Fixed Income					
Taxable	144	65	10	219	226
Tax-Exempt	2	9	19	30	31
Passive[(1)]	-	8	-	8	8
Total Fixed Income	146	82	29	257	265
Other[(2)]	28	4	5	37	35
Total	$ 224	$ 145	$ 66	$ 435	$ 443

	At Mar 31, 2013			
Total	$ 225	$ 150	$ 68	$ 443

(1) Includes index, enhanced index and factor based strategies. (2) includes asset allocation services and certain other alternative investments.

Three Months Ended 6/30/13: AUM Roll-Forward by Distribution Channel

In US $ Billions **Investment Service:**	**Beginning of Period**	Sales/New Accounts	Redemptions/ Terminations	Net Cash Flows	Net Flows	Investment Performance	Net Change	**End of Period**
Institutions								
US	**112.1**	2.7	(0.9)	0.4	2.2	(2.9)	(0.7)	**111.4**
Global and Non-US	**113.0**	5.0	(2.3)	(0.2)	2.5	(3.0)	(0.5)	**112.5**
Total Institutions	**225.1**	7.7	(3.2)	0.2	4.7	(5.9)	(1.2)	**223.9**
Retail								
US	**55.6**	4.0	(2.4)	(0.6)	1.0	0.8	1.8	**57.4**
Global and Non-US	**94.8**	10.4	(13.5)	(1.1)	(4.2)	(3.6)	(7.8)	**87.0**
Total Retail	**150.4**	14.4	(15.9)	(1.7)	(3.2)	(2.8)	(6.0)	**144.4**
Private Client								
US	**48.2**	0.8	(1.3)	(0.7)	(1.2)	-	(1.2)	**47.0**
Global and Non-US	**19.5**	0.4	(0.7)	0.2	(0.1)	(0.1)	(0.2)	**19.3**
Total Private Client	**67.7**	1.2	(2.0)	(0.5)	(1.3)	(0.1)	(1.4)	**66.3**
Firmwide								
US	**215.9**	7.5	(4.6)	(0.9)	2.0	(2.1)	(0.1)	**215.8**
Global and Non-US	**227.3**	15.8	(16.5)	(1.1)	(1.8)	(6.7)	(8.5)	**218.8**
Total Firmwide	**443.2**	23.3	(21.1)	(2.0)	0.2	(8.8)	(8.6)	**434.6**

Three Months Ended 6/30/13: AUM Roll-Forward by Investment Service

In US $ Billions **Investment Service:**	**Beginning of Period**	Sales/New Accounts	Redemptions/ Terminations	Net Cash Flows	Net Flows	Investment Performance	Net Change	**End of Period**
Equity Active								
US	**45.6**	2.7	(1.8)	(0.7)	0.2	1.7	1.9	**47.5**
Global and Non-US	**53.2**	1.3	(3.9)	(0.9)	(3.5)	(1.0)	(4.5)	**48.7**
Total Equity Active	**98.8**	4.0	(5.7)	(1.6)	(3.3)	0.7	(2.6)	**96.2**
Equity Passive(1)								
US	**30.7**	-	-	(0.6)	(0.6)	0.8	0.2	**30.9**
Global and Non-US	**13.1**	0.1	(0.4)	0.9	0.6	(0.2)	0.4	**13.5**
Total Equity Passive(1)	**43.8**	0.1	(0.4)	0.3	-	0.6	0.6	**44.4**
Total Equity	**142.6**	4.1	(6.1)	(1.3)	(3.3)	1.3	(2.0)	**140.6**
Fixed Income - Taxable								
US	**102.4**	3.3	(1.6)	0.5	2.2	(3.7)	(1.5)	**100.9**
Global and Non-US	**123.6**	13.9	(11.8)	(1.9)	0.2	(5.3)	(5.1)	**118.5**
Total Fixed Income - Taxable	**226.0**	17.2	(13.4)	(1.4)	2.4	(9.0)	(6.6)	**219.4**
Fixed Income - Tax-Exempt								
US	**30.9**	1.4	(1.2)	(0.4)	(0.2)	(0.8)	(1.0)	**29.9**
Global and Non-US	**-**	-	-	-	-	-	-	**-**
Total Fixed Income - Tax-Exempt	**30.9**	1.4	(1.2)	(0.4)	(0.2)	(0.8)	(1.0)	**29.9**
Fixed Income Passive(1)								
US	**2.9**	-	-	0.4	0.4	-	0.4	**3.3**
Global and Non-US	**5.4**	0.2	(0.2)	(0.3)	(0.3)	(0.2)	(0.5)	**4.9**
Total Fixed Income Passive(1)	**8.3**	0.2	(0.2)	0.1	0.1	(0.2)	(0.1)	**8.2**
Total Fixed Income	**265.2**	18.8	(14.8)	(1.7)	2.3	(10.0)	(7.7)	**257.5**
Other(2)								
US	**3.4**	0.1	-	(0.1)	-	(0.1)	(0.1)	**3.3**
Global and Non-US	**32.0**	0.3	(0.2)	1.1	1.2	-	1.2	**33.2**
Total Other(2)	**35.4**	0.4	(0.2)	1.0	1.2	(0.1)	1.1	**36.5**
Firmwide								
US	**215.9**	7.5	(4.6)	(0.9)	2.0	(2.1)	(0.1)	**215.8**
Global and Non-US	**227.3**	15.8	(16.5)	(1.1)	(1.8)	(6.7)	(8.5)	**218.8**
Total Firmwide	**443.2**	23.3	(21.1)	(2.0)	0.2	(8.8)	(8.6)	**434.6**

(1)Includes index, enhanced index and factor-based strategies. (2)Includes asset allocation services and certain other alternative investments.

AUM by Region

As of June 30, 2013

Institutions



NA ex US 3%
Other 1%
United Kingdom 5%
Asia ex Japan 6%
Japan 12%
US 59%
EMEA 14%

$223.9B

Retail



Other 3%
Japan 6%
EMEA 10%
US 58%
Asia ex Japan 23%

$144.4B

By client domicile

Second Quarter 2013 Adjusted Advisory Fees

In US Dollars

	2Q 2013	1Q 2013	% Δ	2Q 2012	% Δ
Ending AUM ($ Billions)	**$435**	**$443**	**(2%)**	**$407**	**7%**
Average AUM ($ Billions)	**$446**	**$437**	**2%**	**$411**	**9%**
By Fee Type ($ Millions):					
Adjusted Base Fees	$454	$440	3%	$418	9%
Adjusted Performance Fees	5	4	25%	4	25%
Total	**$459**	**$444**	**3%**	**$422**	**9%**
Adjusted Base Fees By Channel ($ Millions):					
Institutions	$100	$101	(1%)	$105	(5%)
Retail	209	200	5%	166	26%
Private Client	145	139	4%	147	(1%)
Total	**$454**	**$440**	**3%**	**$418**	**9%**

Second Quarter 2013 GAAP Income Statement

In US dollar millions (except EPU)	2Q 2013	1Q 2013	% Δ	2Q 2012	% Δ
Net Revenues	$ 734	$ 709	4%	$ 642	14%
Operating Expenses	597	585	2%	563	6%
Operating Income	137	124	10%	79	73%
Net Income Attributable to AB Unitholders	121	115	5%	74	64%
AB Holding GAAP Diluted Net Income per Unit	**$0.40**	**$0.38**	**5%**	**$0.21**	**90%**
AB Holding Distribution Per Unit	**$0.41**	**$0.38**	**8%**	**$0.21**	**95%**

Please refer to pages 38-40 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded to the nearest million

Consolidated Balance Sheet

In US $ Millions

Assets		June 30, 2013		December 31, 2012
Cash and cash equivalents	$	571	$	627
Cash and securities, segregated		835		1,551
Receivables, net		1,650		1,616
Investments:				
Long-term incentive compensation-related		108		123
Other		578		610
Goodwill		2,954		2,954
Intangible assets, net		158		169
Deferred sales commissions, net		76		96
Other (incl. furniture & equipment, net)		372		369
Total Assets	**$**	**7,302**	**$**	**8,115**

Liabilities and Capital				
Liabilities:				
Payables	$	1,982	$	3,005
Accounts payable and accrued expenses		523		499
Accrued compensation and benefits		518		485
Debt		346		323
Total Liabilities		**3,369**		**4,312**
Partners' capital attributable to AllianceBernstein Unitholders		3,886		3,760
Non-controlling interests in consolidated entities		47		43
Total Capital		**3,933**		**3,803**
Total Liabilities and Capital	**$**	**7,302**	**$**	**8,115**

Consolidated Statement of Cash Flows

In US $ Millions

		Six Months Ended	
		June 30, 2013	June 30, 2012
Net Income		$ 240	$ 167
Non-cash items:	Amortization of deferred sales commissions	21	19
	Amortization of non-cash long-term incentive compensation	9	8
	Depreciation and other amortization	31	41
	Unrealized (gains) on long-term incentive compensation-related investments	(6)	(9)
	Unrealized (gains) on consolidated venture capital fund	(18)	(1)
	Unrealized (gains) on other investments	(2)	(19)
	Real estate asset write-off charges	-	2
	Other, net	(11)	2
Changes in assets and liabilities		(154)	30
Net cash provided by operating activities		**110**	**240**
Purchases of furniture, equipment and leaseholds, net		(8)	(8)
Net cash used in investing activities		**(8)**	**(8)**
Issuance (repayment) of commercial paper, net		22	(170)
Increase in overdrafts payable		54	17
Distributions to General Partner and Unitholders		(221)	(134)
Additional investments by Holding from distributions paid to AllianceBernstein consolidated rabbi trust		12	3
Additional investments by Holding with proceeds from exercise of compensatory options to buy Holding Units		13	-
Purchases of Holding Units to fund long-term incentive compensation plan awards, net		(27)	(95)
Other, net		1	(11)
Net cash used in financing activities		**(146)**	**(390)**
Effect of exchange rate changes on cash and cash equivalents		(12)	1
Net (decrease) in cash and cash equivalents		(56)	(157)
Cash and cash equivalents at the beginning of period		627	639
Cash and cash equivalents at the end of period		**$ 571**	**$ 482**

AllianceBernstein Holding Financial Results

In US $ Millions (excluding per unit amounts)

	2Q 2013	1Q 2013	% Δ	2Q 2012	% Δ
AllianceBernstein					
Net Income Attributable to AllianceBernstein	$121	$115	5%	$74	64%
Weighted Average Equity Ownership Interest	37.6%	37.5%		37.5%	
AllianceBernstein Holding					
Equity in Net Income Attributable to AllianceBernstein	$45	$43	5%	$28	61%
Income Taxes	5	5	0%	7	(29%)
Net Income	**$40**	**$38**	**5%**	**$21**	**90%**
Diluted Net Income Per Unit, GAAP basis	**$0.40**	**$0.38**	**5%**	**$0.21**	**90%**
Distributions Per Unit	**$0.41**	**$0.38**	**8%**	**$0.21**	**95%**
Adjusted Diluted Net Income Per Unit	**$0.41**	**$0.38**	**8%**	**$0.24**	**71%**

Please refer to pages 38-40 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded to the nearest million

AllianceBernstein Adjusted Earnings Reconciliation

$ thousands, unaudited	Three Months Ended 6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12
Net Revenues, GAAP basis	**$ 734,275**	**$ 709,122**	**$ 704,607**	**$ 708,158**	**$ 642,163**	**$ 681,809**
Exclude:						
Long-term incentive compensation-related investment (gains) losses	(818)	(6,029)	(2,385)	(6,374)	7,619	(15,570)
Long-term incentive compensation-related dividends and interest	(196)	(269)	(1,222)	(300)	(344)	(380)
90% of consolidated venture capital fund investment losses (gains)	(6,602)	1,220	2,027	3,634	907	(7,686)
Distribution-related payments	(111,386)	(109,280)	(106,322)	(94,779)	(86,120)	(79,869)
Amortization of deferred sales commissions	(10,325)	(11,074)	(11,167)	(10,658)	(10,171)	(8,267)
Pass-through fees & expenses	(7,022)	(6,868)	(7,737)	(25,617)	(7,917)	(7,738)
Adjusted Net Revenues	**$ 597,926**	**$ 576,822**	**$ 577,801**	**$ 574,064**	**$ 546,137**	**$ 562,299**
Operating Income (Loss), GAAP basis	**$ 136,654**	**$ 124,198**	**$ 78,194**	**$ (55,821)**	**$ 78,747**	**$ 101,245**
Exclude:						
Long-term incentive compensation-related investment (gains) losses	(818)	(6,029)	(2,385)	(6,374)	7,619	(15,570)
Long-term incentive compensation-related dividends and interest	(196)	(269)	(1,222)	(300)	(344)	(380)
Long-term incentive compensation-related mark-to-market vesting expense (credit)	408	5,605	1,892	5,986	(7,030)	14,009
Long-term incentive compensation-related dividends and interest expense	928	722	1,145	582	711	152
Net impact of long-term incentive compensation-related items	322	29	(570)	(106)	956	(1,789)
Real estate charges	1,935	638	38,896	168,086	6,787	9,269
Sub-total of non-GAAP adjustments	2,257	667	38,326	167,980	7,743	7,480
Less: Net (loss) income of consolidated entities attributable to non-controlling interests	6,376	(1,485)	(2,300)	(4,003)	(1,276)	7,264
Adjusted Operating Income	**$ 132,535**	**$ 126,350**	**$ 118,820**	**$ 116,162**	**$ 87,766**	**$ 101,461**
Operating Margin, GAAP basis excl. non-controlling interests	**17.7%**	**17.7%**	**11.4%**	**n/m**	**12.5%**	**13.8%**
Adjusted Operating Margin	**22.2%**	**21.9%**	**20.6%**	**20.2%**	**16.1%**	**18.0%**

AllianceBernstein Holding Adjusted Earnings Reconciliation

$ thousands except per Unit amounts, unaudited	Three Months Ended 6/30/13	3/31/13	12/31/12	9/30/12	6/30/12	3/31/12
Net Income (Loss) - Diluted, GAAP basis	**$ 40,617**	**$ 38,474**	**$ 26,192**	**$ (23,142)**	**$ 21,339**	**$ 26,699**
Impact on net income of AllianceBernstein non-GAAP adjustments	840	214	13,573	59,589	2,838	2,741
Adjusted Net Income - Diluted	**$ 41,457**	**$ 38,688**	**$ 39,765**	**$ 36,447**	**$ 24,177**	**$ 29,440**
Diluted Net Income (Loss) per Holding Unit, GAAP basis	**$ 0.40**	**$ 0.38**	**$ 0.26**	**$ (0.23)**	**$ 0.21**	**$ 0.26**
Impact of AllianceBernstein non-GAAP adjustments	0.01	-	0.14	0.59	0.03	0.03
Adjusted Diluted Net Income per Holding Unit	**$ 0.41**	**$ 0.38**	**$ 0.40**	**$ 0.36**	**$ 0.24**	**$ 0.29**

AllianceBernstein Adjusted Financial Results Reconciliation

AllianceBernstein L.P.

Notes to Condensed Consolidated Statements of Income and Supplemental Information

(Unaudited)

Adjusted Net Revenues

Adjusted net revenues exclude investment gains and losses and dividends and interest on long-term incentive compensation-related investments, and 90% of the investment gains and losses of our consolidated venture capital fund attributable to non-controlling interests. In addition, adjusted net revenues offset distribution-related payments to third parties as well as amortization of deferred sales commissions against distribution revenues. We believe the offset of distribution-related payments from net revenues is useful for our investors and other users of our financial statements because such presentation appropriately reflects the nature of these costs as pass-through payments to third parties who perform functions on behalf of our sponsored mutual funds and/or shareholders of these funds. We offset amortization of deferred sales commissions against net revenues because such costs, over time, essentially offset our distribution revenues. We also exclude additional pass-through expenses we incur (primarily through our transfer agency) that are reimbursed and recorded as fees in revenues. During the third quarter of 2012, we offset sub-advisory payments to third parties against performance-based fees earned on the Public-Private Investment Program (PPIP) fund we managed. These fees have no impact on operating income, but they do have an impact on our operating margin. As such, we exclude these fees from adjusted net revenues.

Adjusted Operating Income

Adjusted operating income represents operating income on a GAAP basis excluding (1) the impact on net revenues and compensation expense of the mark-to-market gains and losses (as well as the dividends and interest) associated with employee long-term incentive compensation-related investments, (2) real estate charges and (3) the net loss or income of consolidated entities attributable to non-controlling interests.

Prior to 2009, a large proportion of employee compensation was in the form of long-term incentive awards that were notionally invested in AllianceBernstein investment services and generally vested over a period of four years. AllianceBernstein economically hedged the exposure to market movements by purchasing and holding these investments on its balance sheet. All such investments have vested as of year-end 2012 and the investments have been distributed to the participants, except for those investments with respect to which the participant elected a long-term deferral. The investments' appreciation or depreciation is recorded within investment gains and losses on the income statement, as well as increasing or decreasing compensation expense. Because this plan is economically hedged, management believes it is useful to reflect the offset achieved from hedging the investments' market exposure in the calculation of adjusted operating income and adjusted operating margin. The non-GAAP measures exclude gains and losses and dividends and interest on long-term incentive compensation-related investments included in revenues and compensation expense.

Real estate charges have been excluded because they are not considered part of our core operating results when comparing financial results from period to period and to industry peers.

Most of the net income or loss of consolidated entities attributable to non-controlling interests relates to the 90% limited partner interests held by third parties in our consolidated venture capital fund. We own a 10% limited partner interest in the fund. Because we are the general partner of the venture capital fund and are deemed to have a controlling interest, U.S. GAAP requires us to consolidate the financial results of the fund. However, recognizing 100% of the gains or losses in operating income while only retaining 10% is not reflective of our underlying financial results at the operating income level. As a result, we are excluding the 90% limited partner interests we do not own from our adjusted operating income. Similarly, net income of joint ventures attributable to non-controlling interests, although not significant, is excluded because it does not reflect the economic interest attributable to AllianceBernstein.

Adjusted Operating Margin

Adjusted operating margin allows us to monitor our financial performance and efficiency from period to period and to compare our performance to industry peers without the volatility noted above in our discussion of adjusted operating income. Adjusted operating margin is derived by dividing adjusted operating income by adjusted net revenues.

AllianceBernstein